Guarantees and Product Warranties	6 Months Ended
Jun. 30, 2016
Guarantees and Product Warranties Disclosure [Abstract]
GUARANTEES AND PRODUCT WARRANTIES
Guarantees and Product Warranties

The Company provides its global operations guarantees and standby letters of credit through various financial institutions for suppliers, customers, regulatory agencies and insurance providers. If the Company is not able to make payment or fulfill contractual obligations, the suppliers, customers, regulatory agencies and insurance providers may draw on the pertinent bank. At June 30, 2016, the maximum future payment obligations related to these various guarantees totaled $101.1, of which $30.0 represented standby letters of credit to insurance providers, and no associated liability was recorded. At December 31, 2015, the maximum future payment obligations relative to these various guarantees totaled $89.9, of which $30.0 represented standby letters of credit to insurance providers, and no associated liability was recorded.

The Company provides its customers a manufacturer’s warranty and records, at the time of the sale, a corresponding estimated liability for potential warranty costs. Estimated future obligations due to warranty claims are based upon historical factors such as labor rates, average repair time, travel time, number of service calls per machine and cost of replacement parts. As of June 30, 2016 and 2015, the Company’s warranty liability balances were $67.1 and $95.4, respectively. The decrease in the warranty liability was largely attributable to a decrease in new provisions in all regions, which was partially offset by an increase in currency translation in Brazil.

Changes in the Company’s warranty liability balance are illustrated in the following table:

	2016	2015
Balance at January 1	$73.6	$113.3
Current period accruals	6.2	18.7
Current period settlements	(20.6)	(24.7)
Currency translation adjustment	7.9	(11.9)
Balance at June 30	$67.1	$95.4